Liquidity risk	12 Months Ended
Dec. 31, 2025
Disclosure of Financial Risk Management [Abstract]
Liquidity risk
5.4 Liquidity risk

Liquidity risks arise from not having the necessary resources available to meet maturing liabilities with regard to timing, volume and currency structure. On’s finance department is centrally managing the net cash and cash equivalent position to mitigate liquidity risk and to ensure On’s obligations can be settled on time.
Main procedures in place to mitigate liquidity risks comprise:
•Centralized control system to manage the net financial position of On and its subsidiaries;
•Obtaining and maintaining forward-looking credit lines to create an adequate debt structure optimizing the liquidity provided by the credit system;
•Continuous monitoring of future cash flows based on rolling forecast and budget data.

Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Not specified(1)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2025

Trade payables	—	154.8	—	—	—	154.8
Accrued expenses	204.3	—	—	—	—	204.3
Current lease liabilities	—	24.8	75.7	—	—	100.6
Other financial liabilities	—	38.3	18.4	—	—	56.7
Other current financial liabilities	—	63.1	94.2	—	—	157.3
Non-current lease liabilities	—	—	—	299.0	216.0	515.0
Other non-current financial liabilities	—	—	—	2.8	—	2.8
Other non-current financial liabilities	—	—	—	301.8	216.0	517.8

(CHF in millions)	Not specified(1)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2024

Trade payables	—	166.5	—	—	—	166.5
Accrued expenses	184.4	—	—	—	—	184.4
Current lease liabilities	—	19.1	25.1	—	—	44.2
Other financial liabilities	—	36.5	14.8	—	—	51.3
Other current financial liabilities	—	55.7	39.8	—	—	95.5
Non-current lease liabilities	—	—	—	211.4	123.7	335.1
Other non-current financial liabilities	—	—	—	1.7	—	1.7
Other non-current financial liabilities	—	—	—	213.1	123.7	336.8
(1) This category includes accrued expenses for which the due date is not specified. These are expected to be settled within the next twelve months. Refer to note 3.6 Other current operating assets and liabilities for additional information on accrued expenses.

On July 7, 2023, On entered into the CHF 700 million multicurrency credit facility. On has an option to increase the total availability of borrowings under the facility in an aggregate amount of up to CHF 200 million, subject to the satisfaction of certain customary conditions. The credit facility had an initial term of three years, which has been subsequently extended for a total period of two years. Subsequent to extensions, the credit facility will expire on July 7, 2028. As of December 31, 2025 and 2024, no amounts had been drawn under the credit facility.
Of the total guarantees and letters of credit outstanding as of December 31, 2025 and 2024, which are discussed in note 4.8 Commitments and contingencies, CHF 153.2 million and CHF 168.3 million, respectively, relate to the credit facility.
The credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the twelve-month periods ended December 31, 2025 and 2024, we were in compliance with all covenants under the credit facility.
The following assets have been pledged in relation to the credit facility:

(CHF in millions)	2025	2024

Trade receivables	266.4	280.8
Inventory	340.4	211.7
Assets pledged	606.9	492.5